AMENDMENT NO. 2 TO AMENDED AND RESTATED
NOTE PURCHASE AGREEMENT

Amendment No. 2, dated as of May 27, 2010 (this “Amendment”), to the Amended and Restated Note Purchase Agreement, dated as of July 10, 2008, by and among Folio Funding II, LLC, a Delaware limited liability company (the “Issuer”), Consumer Portfolio Services, Inc., a California corporation (“CPS”), as Seller (in such capacity, the “Seller”), and Citigroup Financial Products Inc., a Delaware corporation (“Citi”), as the Note Purchaser (in such capacity, the “Note Purchaser”) and as the Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENT

Reference is made to the Amended and Restated Note Purchase Agreement, dated as of July 10, 2008, as amended by Amendment No. 1 on May 14, 2009 (as further amended, supplemented, restated or otherwise modified from time to time, the “Note Purchase Agreement”), among Folio Funding II, LLC, a Delaware limited liability company, as Issuer (in such capacity, the “Issuer”) and as Purchaser (in such capacity, the “Purchaser”), Consumer Portfolio Services, Inc., a California corporation (“CPS”), as Seller (in such capacity, the “Seller”), and Citigroup Financial Products Inc., a Delaware corporation (“Citi”), as the Note Purchaser (in such capacity, the “Note Purchaser”) and as the Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Issuer, the Seller, the Note Purchaser and the Administrative Agent (collectively, the “Amending Parties”) are the parties to the Note Purchase Agreement and desire to amend the Note Purchase Agreement as provided below; and

WHEREAS, pursuant to Section 9.01 of the Note Purchase Agreement, the Amending Parties may amend the Note Purchase Agreement in writing;

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt of which is hereby acknowledged, the Amending Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Defined Terms.  Unless otherwise defined in this Amendment, capitalized terms used in this Amendment (including in the Preliminary Statement and the Recitals) but not defined herein have the meanings assigned thereto in Annex A to the Note Purchase Agreement.

ARTICLE II

AMENDMENT

SECTION 2.1. Amendment to Section 3.02(b) of the Note Purchase Agreement.  The last sentence of Section 3.02(b) of the Note Purchase Agreement is hereby deleted in its entirety.

SECTION 2.2. Deletion of Section 3.07 of the Note Purchase Agreement.  Section 3.07 of the Note Purchase Agreement is hereby deleted in its entirety.

SECTION 2.3. Amendment of Section 5.01(II) of the Note Purchase Agreement.  The lead-in to Section 5.01(II) of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(II)  In addition to the representations and warranties set forth in Section 5.01(I) above, the Issuer makes the following representations and warranties on which each of the Note Purchaser, the Administrative Agent and the Trustee are relying upon in entering in the Basic Documents as of the Effective Date (other than Section 5.01(I)(l) and Section 5.01(II)(b)).  In addition, the Issuer will make the following representations and warranties as of each Settlement Date, except as specified below.”

SECTION 2.4. Amendment of Section 5.01(II)(b) of the Note Purchase Agreement.  Section 5.01(II)(b) of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(b)           No Principal Coverage Ratio Violation.  Except as otherwise disclosed to the Administrative Agent on the Settlement Date Statement relating to any Settlement Date prior to the date of this amendment, no Principal Coverage Ratio Violation has occurred.”

SECTION 2.5. Amendment to the Definition of “Class A-2 Applicable Margin”.  The definition of “Class A-2 Applicable Margin” contained in Annex A to the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

““Class A-2 Applicable Margin” means 12.875%.”

SECTION 2.6. Amendment to the Definition of “Class A-2 Noteholders’ Principal Distributable Amount”.  The definition of “Class A-2 Noteholders’ Principal Distributable Amount” contained in Annex A to the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

““Class A-2 Noteholders’ Principal Distributable Amount” means (A) with respect to any Settlement Date after the Class A-1 Notes have been paid in full (other than any Settlement Date described in clauses (B) and (C) below) and prior to the Class A-2 Facility Termination Date, all remaining Available Funds after making the distributions required by Section 8.5(i) through (v) of the Indenture up to the Class A-2 Invested Amount as of such Settlement Date, (B) upon and subsequent to the occurrence of an Event of Default, with respect to each Settlement Date, the Class A-2 Invested Amount as of such Settlement Date and (C) on the Class A-2 Facility Termination Date, the Class A-2 Invested Amount on such Class A-2 Facility Termination Date.”

SECTION 2.7. Amendment to the Definition of “Class A-2 Scheduled Maturity Date”.  The definition of “Class A-2 Scheduled Maturity Date” contained in Annex A to the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

““Class A-2 Scheduled Maturity Date” means May 26, 2011.”

SECTION 2.8. Amendment to the Definition of “Class A Principal Coverage Ratio”.  The definition of “Class A Principal Coverage Ratio” contained in Annex A to the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

““Class A Principal Coverage Ratio” means as of any Determination Date prior to the date hereof, the ratio obtained by dividing (a) Available Funds with respect to the related Settlement Date less all amounts payable pursuant to clauses (i) through (iv) pursuant to Section 8.5 of the Indenture on the related Settlement Date by (b) the Required Noteholders’ Principal Distributable Amount with respect to the related Settlement Date.”

SECTION 2.9. Amendment to the Definition of “Principal Coverage Ratio Violation”.  The definition of “Principal Coverage Ratio Violation” contained in Annex A to the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

““Principal Coverage Ratio Violation” will occur prior to the date hereof if (i) on two consecutive Determination Dates the Class A Principal Coverage Ratio is less than the Principal Coverage Ratio set forth in Schedule III to the Note Purchase Agreement for the related Settlement Date or (ii) any Determination Date is the third Determination Date after May 14, 2009 that the Class A Principal Coverage Ratio is less than the Principal Coverage Ratio set forth in Schedule III to the Note Purchase Agreement for the related Settlement Date.”

SECTION 2.10. Deletion of, “Collateral Deficiency”, “Required Noteholders’ Principal Distributable Amount”, “Shadow Rating Failure” and “Valuation Date.”  Each of the following definitions contained in Annex A to the Note Purchase Agreement is hereby deleted in its entirety:

“Collateral Deficiency”

“Required Noteholders’ Principal Distributable Amount”

“Shadow Rating Failure”

“Valuation Date”

SECTION 2.11. Amendment to the Financial Covenants of CPS.  Paragraphs 1 and 2 of Schedule I of the Note Purchase Agreement are hereby deleted in their entirety and replaced with the following:

“1.           The Modified Consolidated Total Adjusted Equity with respect to each fiscal quarter beginning with the fiscal quarter ending March 31, 2010 shall be at least equal to the sum of (i) $40,000,000 plus (ii) 50% of positive net income calculated at the end of the applicable fiscal quarter.  “Modified Consolidated Total Adjusted Equity” shall equal the sum of (A) Consolidated Total Adjusted Equity plus (B) the lesser of (x) the net deferred tax assets recorded by CPS on its financial statements as of December 31, 2009 and (y) the valuation allowance against deferred tax assets recorded by CPS on its most recent financial statements as of such date of determination.

2.           A maximum leverage ratio (the numerator of which is equal to total liabilities less all securitization trust debt and warehouse debt and the denominator of which is equal to Modified Consolidated Total Adjusted Equity) equal to or less than four (4) as of the end of each fiscal quarter, beginning with the fiscal quarter ending June 30, 2008.”

SECTION 2.12. Deletion of Schedule III to the Note Purchase Agreement.  Schedule III of the Note Purchase Agreement is hereby deleted in its entirety.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.1. Representations and Warranties of the Issuer.  As of the date of this Amendment, each of the Issuer and the Issuer and CPS represent and warrant as follows:

(a) the Issuer represents and warrants that the representations and warranties of the Issuer contained in Section 5.01 of the Note Purchase Agreement are true and correct in all material respects;

(b) the Issuer represents and warrants that no event has occurred and is continuing which constitutes an Event of Default or an event that, but for notice or lapse of time or both, would constitute an Event of Default;

(c) CPS represents and warrants that the representations and warranties of CPS contained in Section 5.02 of the Note Purchase Agreement are true and correct in all material respects;

(d) each of CPS and the Issuer represents and warrants that it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation, as applicable, and is in good standing;

(e) each of CPS and the Issuer represents and warrants that it has the power to execute this Amendment, to deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance;

(f) each of CPS and the Issuer represents and warrants that the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Ratification.  Except as expressly provided herein, each of the Basic Documents is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.  Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Basic Documents.

SECTION 4.2. Counterparts.  This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

SECTION 4.3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 4.4. Conditions to Effectiveness.  This Amendment shall be effective upon satisfaction of all the following conditions:

(a) the delivery of executed signature pages by all parties hereto;

(b) Amendment No. 1 to Series 2008-B Indenture Supplement, dated as of May 27, 2010, amending the Series 2008-B Indenture Supplement, dated September 26, 2008, among Auto Loan Trust, Consumer Portfolio Services, Inc., and Wells Fargo Bank, National Association has been executed by all parties thereto and is effective in accordance with its terms;

(c) the Supplemental Indenture No. 1 dated May 27, 2010 to the amended and restated indenture dated as of July 10, 2008 among the Issuer, the Administrative Agent and Wells Fargo Bank, National Association (the “Trustee”) has been executed by all parties thereto and is effective in accordance with its terms;

(d) the payment to Citi of a renewal fee in the amount equal to $400,000;

(e) the Issuer has executed an amended and restated Class A-2 Note and the Trustee has authenticated and delivered such Class A-2 Note to Citi as Noteholder; and

(f) CPS shall have delivered to Citi a legal opinion of its in-house counsel, in form and substance satisfactory to Citi, in its sole and absolute discretion.

SECTION 4.5. Successors.  This Amendment shall inure to the benefit of and shall bind the successors, heirs, executors and assigns of the parties hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

FOLIO FUNDING II, LLC, as Issuer

By: ___________________________
Name:
Title:

CONSUMER PORTFOLIO SERVICES, INC., as Seller

By: ____________________________
Name:
Title:

CITIGROUP FINANCIAL PRODUCTS INC., as Note Purchaser
   and as Administrative Agent

By: ___________________________
Name:
Title:

[Amendment No. 2 to Amended and
Restated Note Purchase Agreement]